UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 26, 2010 (May 20, 2010)

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)	87-0400335 (IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475 Houston, Texas 77079
12012 Wickchester Lane, Suite 475 Houston, Texas 77079
 (Address of principal executive offices, including zip code)

voice: (713) 353-9400 fax: (713) 353-9421
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On May 20, 2010, SCS Corporation (“SCS”), the wholly-owned subsidiary of Hyperdynamics Corporation (the “Company”), entered into a Release and Settlement Agreement and Amendment to Contract (the “Settlement Agreement”) with Geophysical Service Inc. (“GSI”).  Pursuant to the Settlement Agreement the Company paid GSI $3,000,000 in cash on May 24, 2010.  In settlement of a dispute between the parties that arose from the 2008 Master Geophysical Data Acquisition Agreement between SCS and GSI (“MGDA Agreement”).  Pursuant to the Settlement Agreement, the parties terminated the MGDA Agreement and also granted mutual releases to one another concerning further payments and disputes arising from or related to the services provided by GSI to SCS under the MGDA Agreement.  The Settlement Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.  The summary of the terms of the Settlement Agreement in this Item 1.01 is qualified entirely by the terms and condition set forth in the agreement, which is incorporated herein by reference.

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On May 20, 2010, the Company received a payment of $19.6 million in cash from Dana Petroleum (E&P) Limited (“Dana”) completing the previously announced assignment to Dana of a 23% participating interest in the contractual interests, rights, obligations and duties under the Hydrocarbon Production Sharing Contract (the “PSC”), dated September 22, 2006, as amended, between SCS and the Republic of Guinea (“Guinea”) concerning the Company’s oil and gas concession offshore Guinea (the “Concession”).  The payment was made pursuant to the Sale and Purchase Agreement (the “Purchase Agreement”), dated December 4, 2009, between the SCS and Dana.  The Purchase Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on December 7, 2009.  The terms of the Purchase Agreement are incorporated herein by reference.  The assignment was made pursuant to the Assignment of Participating Interest and a Deed of Assignment, which were filed as exhibits to the Company’s Current Report on Form 8-K that was filed with the SEC on January 29, 2010.  The terms of the Assignment of Participating Interest and a Deed of Assignment are incorporated herein by reference.

The Dana payment follows the receipt by the Company of the final approvals from the Government of Guinea, which were in the form of a Presidential Decree approving the PSC and a document, referred to as an arrêté, from the Guinea Ministry of Mines and Geology confirming the Government’s approval of the assignment of the 23% participating interest to Dana in the Concession.  The Presidential Decree and the arêté were filed as exhibits to the Company’s Current Report on Form 8-K that was filed with the SEC on May 14, 2010.

The pro forma condensed consolidated financial information required to be filed pursuant to Article 11 of Regulation S-X under the Securities Act of 1933, as amended, are included in this Current Report on Form 8-K under Item 9.01.

Item 9.01                      Financial Statements and Exhibits.

(b)           Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2010, attached as Exhibit 99.1 to this Current Report on Form 8-K describes the effects of the transaction described in Item 2.01 above, which is incorporated into this Item 9.01 by reference, on the Company’s balance sheet as of March 31, 2010 as though the transaction was completed as of and the cash was received on, that date.

(d)           Exhibits.

Exhibit Number                                                      Description

Exhibit 10.1	Release and Settlement Agreement and Amendment to Contract, dated May 20, 2010.

Exhibit 99.1	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:  May 26, 2010                                              By:                 /s/ JASON D. DAVIS
    Name:            Jason D. Davis
Title:	Chief Financial Officer and
Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number                                                      Description

Exhibit 10.1	Release and Settlement Agreement and Amendment to Contract, dated May 20, 2010.

Exhibit 99.1	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2010.